SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): April 1, 1997

                               FILENET CORPORATION
             (Exact name of Registrant as specified in its charter)

Delaware                                                     95-3757924
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

3565 Harbor Boulevard
Costa Mesa, CA 92626
(Address of principal executive offices)  (Zip code)

                                 (714) 966-3400
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)



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Item 5.  Other Events

     FileNet announced an estimated loss for the first quarter ended March 31, 1997 and plan to restructure, as described in the Registrant's April 1, 1997 press release attached as an exhibit hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99  Registrant's News Release April 1, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               FILENET CORPORATION

April 1, 1997                     By: /s/  Mark S. St. Clare
Date                                  Mark S. St. Clare, Chief Financial Officer
                                      and Sr. Vice President, Finance
                                      (Principal Financial Officer)